Exhibit 10.27

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE (this “Amendment”), dated as of February 16, 2024, between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Gotham Green Fund II (Q), L.P. (the “Holder”).

RECITALS

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021, as amended by agreements dated February 2, 2023 and February 2, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note; and

whereas, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Non-Operational Cash Receipts” means cash received by the Company which is not derived from the sale of cannabis products in the ordinary course of business of the Company, whether through retail, wholesale or otherwise. As of the Third Amendment Effective Date, the expected Non-Operational Cash Receipts are set forth on Exhibit A.
(b)
“Third Amendment Effective Date” means the date that this Amendment is executed and delivered by all of the parties hereto.
SECTION 2.
Amendments to the Existing Note. Effective as of the Third Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2024” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2024” of the Existing Note, in the first sentence of the first paragraph of the Existing Note and in the definition of “Notes” is deleted and replaced with a reference to the date “February 16, 2026”.
(b)
The second sentence of Section 2.1 of the Existing Note is deleted in its entirety and replaced with the following:

“Borrower may prepay the Obligations in whole or in part at any time without premium or penalty, provided that, any such prepayment must be paid to the Holders pro rata in respect of the unpaid Principal Amount of the Note held by each Holder.”

(c)
The following paragraph shall be added immediately after the first paragraph of Section 2.2 of the Existing Note:

“From and after the Third Amendment Effective Date, the applicable Interest Payment Dates shall be May 16, August 16, November 16, and February 16, or, if the applicable Interest Payment Date is not a business day, then such Interest Payment Date shall be on the next business day immediately following the applicable Interest Payment Date.”

(d)
The following paragraph shall be added immediately after the first Section 2.3 of the Existing Note:

“Notwithstanding anything herein to the contrary, from and after the Third Amendment Effective Date, the Borrower shall satisfy its obligation to pay interest by paying such interest in cash. For the avoidance of doubt, any interest due as of the Third Amendment Effective Date shall be paid in kind.”

(e)
A new Section 2.7 is added to the Existing Note after Section 2.6 as follows:

“Section 2.7 Prepayment of Principal

From and after the Third Amendment Effective Date, the Borrower shall utilize any Non-Operational Cash Receipts as follows: (a) the first USD$5,000,000 (the “Exempted Non-Operational Cash Receipts”) may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents; (b) 25% of all amounts in excess of the Exempted Non-Operational Cash Receipts shall be used to prepay the aggregate Principal Amount outstanding under the Notes by payment to each Holder pro rata in respect of the unpaid Principal Amount of the Note held by each Holder in accordance with Section 2.1 (other than the requirement for prior written notice to the Holders, provided such prepayment shall be made no later than five (5) business days after the date the Company receives such Non-Operational Cash Receipts; and (c) the remaining 75% of amounts in excess of the Exempted Non-Operational Cash Receipts may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents. Notwithstanding anything herein to the contrary, the Credit Parties and the Lender hereby agree that any payment to be made pursuant to Section 2.7(b) shall be conditional upon the Credit Parties having first obtained all required consents under the Existing Secured Loan Agreement.”

SECTION 3.
Amendment Fee. To induce the Holder to enter into this Amendment, Borrower shall pay to the Holder an amendment fee (the “Third Amendment Fee”) in an amount equal to ten percent (10%) of the Principal Amount outstanding under the Existing Note on the Third Amendment Effective Date. Subject to any required approvals of the Canadian Securities Exchange, the Third Amendment Fee shall be payable in common shares of the Company (“Company Shares”) at a price per Company Share equal to the volume weighted average trading price of the Company Shares on the Canadian Securities Exchange for the twenty (20) consecutive trading days immediately prior to the Third Amendment Effective Date (with any exchange rate determined based on the daily exchange rate posted by the Bank of Canada for the day immediately preceding the Third Amendment Effective Date) and shall be issued on the first Business Day after the later of: (a) the date that is five (5) Business Days after the Third Amendment Effective Date; and (b) the date the Holder delivers to the Company a properly completed Canadian accredited investor certificate, in a form reasonably satisfactory to the Company, together with such other documents reasonably requested by the Company to ensure that the issuance of common shares of the Company is exempt from registration or prospectus requirements of applicable securities laws.
SECTION 4.
Representations and Warranties. To induce the Holder to enter into this Amendment, each Credit Party represents and warrants to the Holder that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 5.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Holder or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Third Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other

Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 6.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7.
Governing Law: The provisions of Sections 12.12, 12.13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 8.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 9.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Note or any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

EXHIBIT A

Non-Operational Cash Receipts

1.
Employee Retention Tax Credit
2.
Divesture of Nevada Assets

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE (this “Amendment”), dated as of February 16, 2024, between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Gotham Green Fund II, L.P. (the “Holder”).

RECITALS

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021, as amended by agreements dated February 2, 2023 and February 2, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note; and

whereas, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 10.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Non-Operational Cash Receipts” means cash received by the Company which is not derived from the sale of cannabis products in the ordinary course of business of the Company, whether through retail, wholesale or otherwise. As of the Third Amendment Effective Date, the expected Non-Operational Cash Receipts are set forth on Exhibit A.
(b)
“Third Amendment Effective Date” means the date that this Amendment is executed and delivered by all of the parties hereto.
SECTION 11.
Amendments to the Existing Note. Effective as of the Third Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2024” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2024” of the Existing Note, in the first sentence of the first paragraph of the Existing Note and in the definition of “Notes” is deleted and replaced with a reference to the date “February 16, 2026”.
(b)
The second sentence of Section 2.1 of the Existing Note is deleted in its entirety and replaced with the following:

“Borrower may prepay the Obligations in whole or in part at any time without premium or penalty, provided that, any such prepayment must be paid to the Holders pro rata in respect of the unpaid Principal Amount of the Note held by each Holder.”

(c)
The following paragraph shall be added immediately after the first paragraph of Section 2.2 of the Existing Note:

“From and after the Third Amendment Effective Date, the applicable Interest Payment Dates shall be May 16, August 16, November 16, and February 16, or, if the applicable Interest Payment Date is not a business day, then such Interest Payment Date shall be on the next business day immediately following the applicable Interest Payment Date.”

(d)
The following paragraph shall be added immediately after the first Section 2.3 of the Existing Note:

“Notwithstanding anything herein to the contrary, from and after the Third Amendment Effective Date, the Borrower shall satisfy its obligation to pay interest by paying such interest in cash. For the avoidance of doubt, any interest due as of the Third Amendment Effective Date shall be paid in kind.”

(e)
A new Section 2.7 is added to the Existing Note after Section 2.6 as follows:

“Section 2.7 Prepayment of Principal

From and after the Third Amendment Effective Date, the Borrower shall utilize any Non-Operational Cash Receipts as follows: (a) the first USD$5,000,000 (the “Exempted Non-Operational Cash Receipts”) may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents; (b) 25% of all amounts in excess of the Exempted Non-Operational Cash Receipts shall be used to prepay the aggregate Principal Amount outstanding under the Notes by payment to each Holder pro rata in respect of the unpaid Principal Amount of the Note held by each Holder in accordance with Section 2.1 (other than the requirement for prior written notice to the Holders, provided such prepayment shall be made no later than five (5) business days after the date the Company receives such Non-Operational Cash Receipts; and (c) the remaining 75% of amounts in excess of the Exempted Non-Operational Cash Receipts may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents. Notwithstanding anything herein to the contrary, the Credit Parties and the Lender hereby agree that any payment to be made pursuant to Section 2.7(b) shall be conditional upon the Credit Parties having first obtained all required consents under the Existing Secured Loan Agreement.”

SECTION 12.
Amendment Fee. To induce the Holder to enter into this Amendment, Borrower shall pay to the Holder an amendment fee (the “Third Amendment Fee”) in an amount equal to ten percent (10%) of the Principal Amount outstanding under the Existing Note on the Third Amendment Effective Date. Subject to any required approvals of the Canadian Securities Exchange, the Third Amendment Fee shall be payable in common shares of the Company (“Company Shares”) at a price per Company Share equal to the volume weighted average trading price of the Company Shares on the Canadian Securities Exchange for the twenty (20) consecutive trading days immediately prior to the Third Amendment Effective Date (with any exchange rate determined based on the daily exchange rate posted by the Bank of Canada for the day immediately preceding the Third Amendment Effective Date) and shall be issued on the first Business Day after the later of: (a) the date that is five (5) Business Days after the Third Amendment Effective Date; and (b) the date the Holder delivers to the Company a properly completed Canadian accredited investor certificate, in a form reasonably satisfactory to the Company, together with such other documents reasonably requested by the Company to ensure that the issuance of common shares of the Company is exempt from registration or prospectus requirements of applicable securities laws.
SECTION 13.
Representations and Warranties. To induce the Holder to enter into this Amendment, each Credit Party represents and warrants to the Holder that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 14.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Holder or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Third Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 15.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 16.
Governing Law: The provisions of Sections 12.12, 12.13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 17.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 18.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Note or any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

EXHIBIT A

Non-Operational Cash Receipts

1.
Employee Retention Tax Credit
2.
Divesture of Nevada Assets

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE (this “Amendment”), dated as of February 16, 2024, between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Hadron Healthcare and Consumer Special Opportunities Master Fund (the “Holder”).

RECITALS

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021, as amended by agreements dated February 2, 2023 and February 2, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note; and

whereas, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 19.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Non-Operational Cash Receipts” means cash received by the Company which is not derived from the sale of cannabis products in the ordinary course of business of the Company, whether through retail, wholesale or otherwise. As of the Third Amendment Effective Date, the expected Non-Operational Cash Receipts are set forth on Exhibit A.
(b)
“Third Amendment Effective Date” means the date that this Amendment is executed and delivered by all of the parties hereto.
SECTION 20.
Amendments to the Existing Note. Effective as of the Third Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2024” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2024” of the Existing Note, in the first sentence of the first paragraph of the Existing Note and in the definition of “Notes” is deleted and replaced with a reference to the date “February 16, 2026”.
(b)
The second sentence of Section 2.1 of the Existing Note is deleted in its entirety and replaced with the following:

“Borrower may prepay the Obligations in whole or in part at any time without premium or penalty, provided that, any such prepayment must be paid to the Holders pro rata in respect of the unpaid Principal Amount of the Note held by each Holder.”

(c)
The following paragraph shall be added immediately after the first paragraph of Section 2.2 of the Existing Note:

“From and after the Third Amendment Effective Date, the applicable Interest Payment Dates shall be May 16, August 16, November 16, and February 16, or, if the applicable Interest Payment Date is not a business day, then such Interest Payment Date shall be on the next business day immediately following the applicable Interest Payment Date.”

(d)
The following paragraph shall be added immediately after the first Section 2.3 of the Existing Note:

“Notwithstanding anything herein to the contrary, from and after the Third Amendment Effective Date, the Borrower shall satisfy its obligation to pay interest by paying such interest in cash. For the avoidance of doubt, any interest due as of the Third Amendment Effective Date shall be paid in kind.”

(e)
A new Section 2.7 is added to the Existing Note after Section 2.6 as follows:

“Section 2.7 Prepayment of Principal

From and after the Third Amendment Effective Date, the Borrower shall utilize any Non-Operational Cash Receipts as follows: (a) the first USD$5,000,000 (the “Exempted Non-Operational Cash Receipts”) may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents; (b) 25% of all amounts in excess of the Exempted Non-Operational Cash Receipts shall be used to prepay the aggregate Principal Amount outstanding under the Notes by payment to each Holder pro rata in respect of the unpaid Principal Amount of the Note held by each Holder in accordance with Section 2.1 (other than the requirement for prior written notice to the Holders, provided such prepayment shall be made no later than five (5) business days after the date the Company receives such Non-Operational Cash Receipts; and (c) the remaining 75% of amounts in excess of the Exempted Non-Operational Cash Receipts may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents. Notwithstanding anything herein to the contrary, the Credit Parties and the Lender hereby agree that any payment to be made pursuant to Section 2.7(b) shall be conditional upon the Credit Parties having first obtained all required consents under the Existing Secured Loan Agreement.”

SECTION 21.
Amendment Fee. To induce the Holder to enter into this Amendment, Borrower shall pay to the Holder an amendment fee (the “Third Amendment Fee”) in an amount equal to ten percent (10%) of the Principal Amount outstanding under the Existing Note on the Third Amendment Effective Date. Subject to any required approvals of the Canadian Securities Exchange, the Third Amendment Fee shall be payable in common shares of the Company (“Company Shares”) at a price per Company Share equal to the volume weighted average trading price of the Company Shares on the Canadian Securities Exchange for the twenty (20) consecutive trading days immediately prior to the Third Amendment Effective Date (with any exchange rate determined based on the daily exchange rate posted by the Bank of Canada for the day immediately preceding the Third Amendment Effective Date) and shall be issued on the first Business Day after the later of: (a) the date that is five (5) Business Days after the Third Amendment Effective Date; and (b) the date the Holder delivers to the Company a properly completed Canadian accredited investor certificate, in a form reasonably satisfactory to the Company, together with such other documents reasonably requested by the Company to ensure that the issuance of common shares of the Company is exempt from registration or prospectus requirements of applicable securities laws.
SECTION 22.
Representations and Warranties. To induce the Holder to enter into this Amendment, each Credit Party represents and warrants to the Holder that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 23.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Holder or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Third Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 24.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 25.
Governing Law: The provisions of Sections 12.12, 12.13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 26.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 27.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Note or any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

EXHIBIT A

Non-Operational Cash Receipts

1.
Employee Retention Tax Credit
2.
Divesture of Nevada Assets

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE (this “Amendment”), dated as of February 16, 2024, between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Oasis Investments II Master Fund Ltd. (the “Holder”).

RECITALS

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021, as amended by agreements dated February 2, 2023 and February 2, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note; and

whereas, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 28.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Non-Operational Cash Receipts” means cash received by the Company which is not derived from the sale of cannabis products in the ordinary course of business of the Company, whether through retail, wholesale or otherwise. As of the Third Amendment Effective Date, the expected Non-Operational Cash Receipts are set forth on Exhibit A.
(b)
“Third Amendment Effective Date” means the date that this Amendment is executed and delivered by all of the parties hereto.
SECTION 29.
Amendments to the Existing Note. Effective as of the Third Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2024” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2024” of the Existing Note, in the first sentence of the first paragraph of the Existing Note and in the definition of “Notes” is deleted and replaced with a reference to the date “February 16, 2026”.
(b)
The second sentence of Section 2.1 of the Existing Note is deleted in its entirety and replaced with the following:

“Borrower may prepay the Obligations in whole or in part at any time without premium or penalty, provided that, any such prepayment must be paid to the Holders pro rata in respect of the unpaid Principal Amount of the Note held by each Holder.”

(c)
The following paragraph shall be added immediately after the first paragraph of Section 2.2 of the Existing Note:

“From and after the Third Amendment Effective Date, the applicable Interest Payment Dates shall be May 16, August 16, November 16, and February 16, or, if the applicable Interest Payment Date is not a business day, then such Interest Payment Date shall be on the next business day immediately following the applicable Interest Payment Date.”

(d)
The following paragraph shall be added immediately after the first Section 2.3 of the Existing Note:

“Notwithstanding anything herein to the contrary, from and after the Third Amendment Effective Date, the Borrower shall satisfy its obligation to pay interest by paying such interest in cash. For the avoidance of doubt, any interest due as of the Third Amendment Effective Date shall be paid in kind.”

(e)
A new Section 2.7 is added to the Existing Note after Section 2.6 as follows:

“Section 2.7 Prepayment of Principal

From and after the Third Amendment Effective Date, the Borrower shall utilize any Non-Operational Cash Receipts as follows: (a) the first USD$5,000,000 (the “Exempted Non-Operational Cash Receipts”) may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents; (b) 25% of all amounts in excess of the Exempted Non-Operational Cash Receipts shall be used to prepay the aggregate Principal Amount outstanding under the Notes by payment to each Holder pro rata in respect of the unpaid Principal Amount of the Note held by each Holder in accordance with Section 2.1 (other than the requirement for prior written notice to the Holders, provided such prepayment shall be made no later than five (5) business days after the date the Company receives such Non-Operational Cash Receipts; and (c) the remaining 75% of amounts in excess of the Exempted Non-Operational Cash Receipts may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents. Notwithstanding anything herein to the contrary, the Credit Parties and the Lender hereby agree that any payment to be made pursuant to Section 2.7(b) shall be conditional upon the Credit Parties having first obtained all required consents under the Existing Secured Loan Agreement.”

SECTION 30.
Amendment Fee. To induce the Holder to enter into this Amendment, Borrower shall pay to the Holder an amendment fee (the “Third Amendment Fee”) in an amount equal to ten percent (10%) of the Principal Amount outstanding under the Existing Note on the Third Amendment Effective Date. Subject to any required approvals of the Canadian Securities Exchange, the Third Amendment Fee shall be payable in common shares of the Company (“Company Shares”) at a price per Company Share equal to the volume weighted average trading price of the Company Shares on the Canadian Securities Exchange for the twenty (20) consecutive trading days immediately prior to the Third Amendment Effective Date (with any exchange rate determined based on the daily exchange rate posted by the Bank of Canada for the day immediately preceding the Third Amendment Effective Date) and shall be issued on the first Business Day after the later of: (a) the date that is five (5) Business Days after the Third Amendment Effective Date; and (b) the date the Holder delivers to the Company a properly completed Canadian accredited investor certificate, in a form reasonably satisfactory to the Company, together with such other documents reasonably requested by the Company to ensure that the issuance of common shares of the Company is exempt from registration or prospectus requirements of applicable securities laws.
SECTION 31.
Representations and Warranties. To induce the Holder to enter into this Amendment, each Credit Party represents and warrants to the Holder that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 32.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Holder or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Third Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 33.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 34.
Governing Law: The provisions of Sections 12.12, 12.13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 35.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 36.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Note or any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

IANTHUS NEW JERSEY, LLC, as Borrower

Per: ______________________________

Name: Philippe Faraut
Title: Chief Financial Officer

IANTHUS CAPITAL HOLDINGS, INC., as Guarantor

Per: ______________________________

Name: Philippe Faraut
Title: Chief Financial Officer

OASIS INVESTMENTS II MASTER FUND LTD, as Lender

Per: ______________________________

Name: Alexander Shoghi
Title: Manager

Acknowledged and Accepted in its capacity as the Collateral Agent,
GOTHAM GREEN ADMIN 2, LLC

____

Name: Jason Adler
Title: Managing Member

EXHIBIT A

Non-Operational Cash Receipts

1.
Employee Retention Tax Credit
2.
Divesture of Nevada Assets

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE (this “Amendment”), dated as of February 16, 2024, between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Senvest Global (KY), L.P. (the “Holder”).

RECITALS

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021, as amended by agreements dated February 2, 2023 and February 2, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note; and

whereas, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 37.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Non-Operational Cash Receipts” means cash received by the Company which is not derived from the sale of cannabis products in the ordinary course of business of the Company, whether through retail, wholesale or otherwise. As of the Third Amendment Effective Date, the expected Non-Operational Cash Receipts are set forth on Exhibit A.
(b)
“Third Amendment Effective Date” means the date that this Amendment is executed and delivered by all of the parties hereto.
SECTION 38.
Amendments to the Existing Note. Effective as of the Third Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2024” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2024” of the Existing Note, in the first sentence of the first paragraph of the Existing Note and in the definition of “Notes” is deleted and replaced with a reference to the date “February 16, 2026”.
(b)
The second sentence of Section 2.1 of the Existing Note is deleted in its entirety and replaced with the following:

“Borrower may prepay the Obligations in whole or in part at any time without premium or penalty, provided that, any such prepayment must be paid to the Holders pro rata in respect of the unpaid Principal Amount of the Note held by each Holder.”

(c)
The following paragraph shall be added immediately after the first paragraph of Section 2.2 of the Existing Note:

“From and after the Third Amendment Effective Date, the applicable Interest Payment Dates shall be May 16, August 16, November 16, and February 16, or, if the applicable Interest Payment Date is not a business day, then such Interest Payment Date shall be on the next business day immediately following the applicable Interest Payment Date.”

(d)
The following paragraph shall be added immediately after the first Section 2.3 of the Existing Note:

“Notwithstanding anything herein to the contrary, from and after the Third Amendment Effective Date, the Borrower shall satisfy its obligation to pay interest by paying such interest in cash. For the avoidance of doubt, any interest due as of the Third Amendment Effective Date shall be paid in kind.”

(e)
A new Section 2.7 is added to the Existing Note after Section 2.6 as follows:

“Section 2.7 Prepayment of Principal

From and after the Third Amendment Effective Date, the Borrower shall utilize any Non-Operational Cash Receipts as follows: (a) the first USD$5,000,000 (the “Exempted Non-Operational Cash Receipts”) may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents; (b) 25% of all amounts in excess of the Exempted Non-Operational Cash Receipts shall be used to prepay the aggregate Principal Amount outstanding under the Notes by payment to each Holder pro rata in respect of the unpaid Principal Amount of the Note held by each Holder in accordance with Section 2.1 (other than the requirement for prior written notice to the Holders, provided such prepayment shall be made no later than five (5) business days after the date the Company receives such Non-Operational Cash Receipts; and (c) the remaining 75% of amounts in excess of the Exempted Non-Operational Cash Receipts may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents. Notwithstanding anything herein to the contrary, the Credit Parties and the Lender hereby agree that any payment to be made pursuant to Section 2.7(b) shall be conditional upon the Credit Parties having first obtained all required consents under the Existing Secured Loan Agreement.”

SECTION 39.
Amendment Fee. To induce the Holder to enter into this Amendment, Borrower shall pay to the Holder an amendment fee (the “Third Amendment Fee”) in an amount equal to ten percent (10%) of the Principal Amount outstanding under the Existing Note on the Third Amendment Effective Date. Subject to any required approvals of the Canadian Securities Exchange, the Third Amendment Fee shall be payable in common shares of the Company (“Company Shares”) at a price per Company Share equal to the volume weighted average trading price of the Company Shares on the Canadian Securities Exchange for the twenty (20) consecutive trading days immediately prior to the Third Amendment Effective Date (with any exchange rate determined based on the daily exchange rate posted by the Bank of Canada for the day immediately preceding the Third Amendment Effective Date) and shall be issued on the first Business Day after the later of: (a) the date that is five (5) Business Days after the Third Amendment Effective Date; and (b) the date the Holder delivers to the Company a properly completed Canadian accredited investor certificate, in a form reasonably satisfactory to the Company, together with such other documents reasonably requested by the Company to ensure that the issuance of common shares of the Company is exempt from registration or prospectus requirements of applicable securities laws.
SECTION 40.
Representations and Warranties. To induce the Holder to enter into this Amendment, each Credit Party represents and warrants to the Holder that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 41.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Holder or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Third Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 42.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 43.
Governing Law: The provisions of Sections 12.12, 12.13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 44.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 45.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Note or any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

EXHIBIT A

Non-Operational Cash Receipts

1.
Employee Retention Tax Credit
2.
Divesture of Nevada Assets

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE

THIRD AMENDMENT TO SENIOR SECURED BRIDGE NOTE (this “Amendment”), dated as of February 16, 2024, between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Senvest Master Fund, LP (the “Holder”).

RECITALS

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021, as amended by agreements dated February 2, 2023 and February 2, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note; and

whereas, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 46.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Non-Operational Cash Receipts” means cash received by the Company which is not derived from the sale of cannabis products in the ordinary course of business of the Company, whether through retail, wholesale or otherwise. As of the Third Amendment Effective Date, the expected Non-Operational Cash Receipts are set forth on Exhibit A.
(b)
“Third Amendment Effective Date” means the date that this Amendment is executed and delivered by all of the parties hereto.
SECTION 47.
Amendments to the Existing Note. Effective as of the Third Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2024” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2024” of the Existing Note, in the first sentence of the first paragraph of the Existing Note and in the definition of “Notes” is deleted and replaced with a reference to the date “February 16, 2026”.
(b)
The second sentence of Section 2.1 of the Existing Note is deleted in its entirety and replaced with the following:

“Borrower may prepay the Obligations in whole or in part at any time without premium or penalty, provided that, any such prepayment must be paid to the Holders pro rata in respect of the unpaid Principal Amount of the Note held by each Holder.”

(c)
The following paragraph shall be added immediately after the first paragraph of Section 2.2 of the Existing Note:

“From and after the Third Amendment Effective Date, the applicable Interest Payment Dates shall be May 16, August 16, November 16, and February 16, or, if the applicable Interest Payment Date is not a business day, then such Interest Payment Date shall be on the next business day immediately following the applicable Interest Payment Date.”

(d)
The following paragraph shall be added immediately after the first Section 2.3 of the Existing Note:

“Notwithstanding anything herein to the contrary, from and after the Third Amendment Effective Date, the Borrower shall satisfy its obligation to pay interest by paying such interest in cash. For the avoidance of doubt, any interest due as of the Third Amendment Effective Date shall be paid in kind.”

(e)
A new Section 2.7 is added to the Existing Note after Section 2.6 as follows:

“Section 2.7 Prepayment of Principal

From and after the Third Amendment Effective Date, the Borrower shall utilize any Non-Operational Cash Receipts as follows: (a) the first USD$5,000,000 (the “Exempted Non-Operational Cash Receipts”) may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents; (b) 25% of all amounts in excess of the Exempted Non-Operational Cash Receipts shall be used to prepay the aggregate Principal Amount outstanding under the Notes by payment to each Holder pro rata in respect of the unpaid Principal Amount of the Note held by each Holder in accordance with Section 2.1 (other than the requirement for prior written notice to the Holders, provided such prepayment shall be made no later than five (5) business days after the date the Company receives such Non-Operational Cash Receipts; and (c) the remaining 75% of amounts in excess of the Exempted Non-Operational Cash Receipts may be used by the Borrower in its sole discretion, subject to compliance with this Note and the other Loan Documents. Notwithstanding anything herein to the contrary, the Credit Parties and the Lender hereby agree that any payment to be made pursuant to Section 2.7(b) shall be conditional upon the Credit Parties having first obtained all required consents under the Existing Secured Loan Agreement.”

SECTION 48.
Amendment Fee. To induce the Holder to enter into this Amendment, Borrower shall pay to the Holder an amendment fee (the “Third Amendment Fee”) in an amount equal to ten percent (10%) of the Principal Amount outstanding under the Existing Note on the Third Amendment Effective Date. Subject to any required approvals of the Canadian Securities Exchange, the Third Amendment Fee shall be payable in common shares of the Company (“Company Shares”) at a price per Company Share equal to the volume weighted average trading price of the Company Shares on the Canadian Securities Exchange for the twenty (20) consecutive trading days immediately prior to the Third Amendment Effective Date (with any exchange rate determined based on the daily exchange rate posted by the Bank of Canada for the day immediately preceding the Third Amendment Effective Date) and shall be issued on the first Business Day after the later of: (a) the date that is five (5) Business Days after the Third Amendment Effective Date; and (b) the date the Holder delivers to the Company a properly completed Canadian accredited investor certificate, in a form reasonably satisfactory to the Company, together with such other documents reasonably requested by the Company to ensure that the issuance of common shares of the Company is exempt from registration or prospectus requirements of applicable securities laws.
SECTION 49.
Representations and Warranties. To induce the Holder to enter into this Amendment, each Credit Party represents and warrants to the Holder that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 50.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Holder or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Third Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 51.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 52.
Governing Law: The provisions of Sections 12.12, 12.13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 53.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 54.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Note or any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

EXHIBIT A

Non-Operational Cash Receipts

1.
Employee Retention Tax Credit
2.
Divesture of Nevada Assets